UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35471	27-4867100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3333 8th Street SE, 3rd Floor, Calgary Alberta, T2G 3A4

(Address of Principal Executive Offices) (Zip Code)

(403) 776-1950

(Registrant’s Telephone Number, Including Area Code)

Trio Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE REGISTRANT’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE MERGER AND RELATED TRANSACTION.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE CHANGES IN ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS, AND OTHER RISKS AND UNCERTAINTIES AFFECTING THE OPERATION OF SAE’S BUSINESS. THESE RISKS, UNCERTAINTIES AND CONTINGENCIES INCLUDE: FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY; BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH SAE IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER PROVIDERS OF SEISMIC ACQUISITION SERVICES; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND OTHER FACTORS SET FORTH IN THE REGISTRANT’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE REGISTRANT, THE MERGER, THE RELATED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO THE REGISTRANT OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE REGISTRANT DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 5.07.    Submission of Matters to a Vote of Security Holders.

As disclosed under the sections entitled “The Merger Proposal” and “The Merger Agreement” beginning at pages 60 and 83, respectively, of the definitive Proxy Statement/Information Statement filed with the Securities and Exchange Commission on May 31, 2013 by Trio Merger Corp., now known as SAExploration Holdings, Inc. (the “Registrant”), the Registrant entered into an Agreement and Plan of Reorganization, dated as of December 10, 2012, as amended by a First Amendment to Agreement and Plan of Reorganization dated as of May 23, 2013 (the “Merger Agreement”), with Trio Merger Sub, Inc. (“Merger Sub”), SAExploration Holdings, Inc. (“SAE”) and CLCH, LLC, which contemplated SAE merging with and into Merger Sub with Merger Sub surviving as a wholly-owned subsidiary of the Registrant (the “Merger”).

On June 21, 2013, the Registrant held its Special Meeting in lieu of annual meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Registrant’s stockholders acted on the following proposals:

(1) to adopt the Merger Agreement and to approve the business combination contemplated by the Merger Agreement:

Votes For	Votes Against	Abstain	Broker Non-Votes

6,249,576	107,328	-	-

(2) to approve an amendment to the amended and restated certificate of incorporation of the Registrant, effective following the Merger, to change the name of the Registrant from “Trio Merger Corp.” to “SAExploration Holdings, Inc.”:

Votes For	Votes Against	Abstain	Broker Non-Votes

6,195,171	131,628	30,105	-

(3) to approve an amendment to the amended and restated certificate of incorporation of the Registrant, effective following the Merger, to (i) adjust the existing classification of directors to conform with the classification described in the Proxy Statement/Information Statement and (ii) remove provisions that would no longer be applicable to the Registrant after the Merger:

Votes For	Votes Against	Abstain	Broker Non-Votes

5,685,771	141,028	530,105	-

(4) to approve the 2013 Long-Term Incentive Plan, which is an incentive compensation plan for employees of the Registrant and its subsidiaries:

Votes For	Votes Against	Abstain	Broker Non-Votes

4,775,372	711,427	870,105	-

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(5) to elect eight directors to the Registrant’s board of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jeff Hastings(a)	5,009,999	1,346,905	-

Brent Whiteley(a)	5,001,099	1,355,805	-

Gary Dalton(a)	5,909,299	447,605	-

Brian Beatty(b)	5,177,899	1,179,005	-

Arnold Wong(b)	5,330,400	1,026,504	-

Eric S. Rosenfeld(c)	5,168,999	1,187,905	-

David D. Sgro(c)	5,001,099	1,355,805	-

Gregory R. Monahan(c)	5,330,400	1,026,504	-

(a)	In the class to stand for reelection in 2014.
(b)	In the class to stand for reelection in 2015.
(c)	In the class to stand for reelection in 2016.

(6) to approve, on an advisory basis, the executive compensation of the Registrant’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes

4,783,672	607,299	965,933	-

(6) to select, on an advisory basis, the frequency with which the Registrant will hold an advisory stockholder vote to approve executive compensation:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

1,379,794	5,100	3,978,677	993,333	-

Because the proposal to adopt the Merger Agreement and to approve the business combination contemplated by the Merger Agreement was approved, the proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, the Registrant was not authorized to consummate the Merger, was not presented at the Special Meeting.

On June 24, 2013, the Merger was consummated and the Registrant changed its name from “Trio Merger Corp.” to “SAExploration Holdings, Inc.” The Registrant will file separate a Current Report on Form 8-K on June 28, 2013, reporting the completion of the Merger, its name change and certain other transactions and events contemplated by the Merger Agreement.

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Item 7.01    Regulation FD Disclosure.

On June 21, 2013, the Registrant issued a press release announcing the approval of the Merger and the election of directors at the Special Meeting. The June 21, 2013 press release is included as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report, including the exhibit relating thereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including the exhibit relating thereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01.    Financial Statement and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 21, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2013

SAEXPLORATION HOLDINGS, INC.

f/k/a Trio Merger Corp.

By: /s/ Brent Whiteley

       Brent Whiteley

       Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release dated June 21, 2013.